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                                                                     Exhibit 1.1


                             UNION ELECTRIC COMPANY

                         SENIOR SECURED DEBT SECURITIES

                                   ----------


                             UNDERWRITING AGREEMENT

                                                                   April 4, 2003

Banc One Capital Markets, Inc.
1 Bank One Plaza
Chicago, Illinois 60670

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019


Ladies and Gentlemen:

       From time to time, Union Electric Company d/b/a AmerenUE, a Missouri corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each, a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its senior secured debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities"). The Designated Securities will be secured by a series of the Company's First Mortgage Bonds specified in Schedule II to the applicable Pricing Agreement (with respect to such Pricing Agreement, the "First Mortgage Bonds"), in the same aggregate principal amount and having the same stated interest rate and maturity date and other terms as the Designated Securities to which they relate.

       The terms and rights of any particular issuance of Designated Securities (including the First Mortgage Bonds securing such Designated Securities) shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the Indenture dated as of August 15, 2002 (as it may be supplemented or amended, the "Indenture") between the Company and The Bank of New York, as trustee (the "Trustee"). The First Mortgage Bonds will be issued under and pursuant to the Company's Indenture of Mortgage and Deed of Trust, dated June 15, 1937, executed by the Company to The Bank of New York, as successor trustee (the "Mortgage Trustee" and, together with the Trustee, the "Trustees"), as heretofore amended and supplemented by various supplemental indentures, and as to be further amended and supplemented by a supplemental indenture relating to the particular series of First Mortgage Bonds specified in Schedule II to the applicable Pricing Agreement (with respect to such Pricing Agreement, the "Supplemental Indenture"). The term "Mortgage," as used herein, shall be deemed to refer to such Indenture of Mortgage and Deed of Trust as so amended and supplemented.

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       1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the title and aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the series of First Mortgage Bonds securing such Designated Securities, the Supplemental Indenture relating to such First Mortgage Bonds, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, if any, and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in or pursuant to the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Underwriting Agreement and each Pricing Agreement shall be several and not joint.

       2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

              (a) The Company meets the requirements for the use of a registration statement on Form S-3 under the Securities Act of 1933, as amended (the "Act"), and a registration statement on Form S-3 (File Nos. 333-87506 and 333-87506-01) (together with any pre-effective amendments thereto, the "Initial Registration Statement") in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Act, which became effective upon filing, and except as otherwise set forth therein, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or any preliminary prospectus supplement used in connection with the offering and sale of Designated Securities,


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is hereinafter called a "Preliminary Prospectus"; the various parts of the
Initial Registration Statement, any post-effective amendment thereto and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective but excluding any Form T-1, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, and including any information omitted from the Initial Registration Statement at the time such part of the Initial Registration Statement became effective but that is deemed to be part of the Initial Registration Statement at such time pursuant to paragraph (b) of Rule 430A under the Act are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Underwriting Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Initial Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of its date);

              (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities;

              (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as


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amended (the "Trust Indenture Act"), and the rules and regulations of the
Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities;

              (d) The financial statements of the Company filed as part of or incorporated by reference in the Registration Statement and the Prospectus fairly present the financial condition of the Company as of the dates indicated and the results of its operations and cash flows for the periods therein specified and have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise indicated therein;

              (e) The Company has not sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Prospectus, (i) the Company has not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company, and (ii) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, in each case, otherwise than as set forth or contemplated in the Prospectus;

              (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined herein); and the Company has no majority-owned subsidiaries (within the meaning of Rule 1-02 (n) of Regulation S-X under the Act) except for Union Electric Development Corporation;

              (g) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

              (h) The Securities have been duly authorized by the Company, and, when Designated Securities are issued and delivered pursuant to this Underwriting Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the security afforded by the Indenture,


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which will be substantially in the form filed as an exhibit to the Registration
Statement; the Indenture has been duly authorized by the Company and duly qualified under the Trust Indenture Act and, at the Time of Delivery (as defined in Section 4 hereof), the Indenture will be duly executed and delivered by the Company and will be a valid and legally binding instrument, enforceable against the Company in accordance with its terms, except as may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) requirements of reasonableness, good faith and fair dealing (collectively, the "Exceptions"); and the Indenture conforms, and the Designated Securities will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

              (i) The First Mortgage Bonds have been duly authorized by the Company, and, when the First Mortgage Bonds have been issued and delivered pursuant to the Mortgage and the Indenture, such First Mortgage Bonds will have been duly executed, authenticated, issued and delivered, will constitute valid and legally binding obligations of the Company entitled to the security afforded by the Mortgage, which will be substantially in the form filed as an exhibit to the Registration Statement, and will be owned and held by the Trustee, in trust, for the benefit of the holders of the related Designated Securities; the Mortgage has been duly authorized by the Company and duly qualified under the Trust Indenture Act and, at the Time of Delivery for the related Designated Securities, the Mortgage (as supplemented and amended by the Supplemental Indenture relating to the First Mortgage Bonds) will be duly executed and delivered by the Company and will constitute a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject to the laws of the States of Missouri, Illinois and Iowa affecting the remedies for the enforcement of the security provided for therein and except as may be limited by the Exceptions; and the Mortgage conforms, and the First Mortgage Bonds will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to the related Designated Securities;

              (j) Substantially all of the permanent, fixed properties of the Company are owned in fee simple or are held under valid leases, in each case subject only to the liens of current mortgages (including the lien of the Mortgage) and "permitted liens" and "judgment liens" as defined in the Mortgage; such minor imperfections of title and encumbrances, if any, which are not substantial in amount, do not materially detract from the value or marketability of the properties subject thereto and do not materially impair the title of the Company to its properties or its right to use its properties in connection with its business as presently conducted; and, based on the Company's balance sheet as of December 31, 2002, 3.35% of the Company's physical property and plant was located in the States of Illinois and Iowa;

              (k) This Underwriting Agreement has been, and the Pricing Agreement applicable to any Designated Securities, at the date thereof, will be, duly authorized, executed and delivered by the Company;

              (l) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

              (m) The issue of the First Mortgage Bonds and the issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the


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Indenture, the First Mortgage Bonds, the Mortgage, this Underwriting Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; each of the Missouri Public Service Commission and the Illinois Commerce Commission has issued, or as of the date of the Pricing Agreement applicable to any Designated Securities, will have issued, its final order (collectively, the "Regulatory Orders") authorizing the issuance and sale of the Designated Securities by the Company and the issuance of the First Mortgage Bonds by the Company; the Regulatory Order of the Missouri Public Service Commission is, or as of the date of the Pricing Agreement applicable to any Designated Securities, will be, in full force and effect and not subject to appeal or rehearing and is, or as of the date of the Pricing Agreement applicable to any Designated Securities, will be, sufficient to authorize the transactions contemplated by this Underwriting Agreement; the Regulatory Order of the Illinois Commerce Commission is, or as of the date of the Pricing Agreement applicable to any Designated Securities, will be, in full force and effect and is, or as of the date of the Pricing Agreement applicable to any Designated Securities, will be, sufficient to authorize the transactions contemplated by this Underwriting Agreement; the Securities and the First Mortgage Bonds issued pursuant to the Regulatory Order of the Illinois Commerce Commission shall be valid and binding in accordance with their respective terms notwithstanding such Regulatory Order being later vacated, modified or otherwise held to be invalid by such Commission; and no other consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body, including, without limitation, any regulatory body of the State of Iowa, is required for the issue and sale of the Securities and the issue of the First Mortgage Bonds by the Company, or the consummation by the Company of the transactions contemplated by this Underwriting Agreement or any Pricing Agreement or the Indenture or the Mortgage, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

              (n) The statements set forth in the Prospectus as amended or supplemented with respect to any Designated Securities under the captions "Description of Senior Secured Notes," "Description of Senior Secured Debt Securities" and "Description of First Mortgage Bonds", insofar as they purport to constitute a summary of the terms of the Securities, the Indenture, the Mortgage and the First Mortgage Bonds, and under the captions "Plan of Distribution" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

              (o) The Company is not (i) in violation of its Restated Articles of Incorporation or By-laws, (ii) to the best knowledge of the Company, after due inquiry, in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company, the violation of which would reasonably be expected to have a material adverse effect on the general affairs, management, financial position, stockholder's equity or results of operations of the Company (a "Material Adverse Effect"), or of any decree of any court or governmental agency or body having jurisdiction over the Company, or (iii) in default in the performance or


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observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which default would reasonably be expected to have a Material Adverse Effect;

              (p) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject which, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect; and, to the Company's knowledge, no such proceedings are threatened by governmental authorities or others;

              (q) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

              (r) Except as set forth in the Prospectus, the Company (i) is in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except as to clauses (i), (ii) and (iii) where such non-compliance with Environmental Laws or failure to receive, or comply with the terms and conditions of, required permits, licenses or other approvals would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

       3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

       4. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least forty-eight hours in advance or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Designated Securities.

       5. The Company agrees with each of the Underwriters of any Designated
Securities:

              (a) To prepare the Prospectus as amended or supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as


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may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Designated Securities and prior to the Time of Delivery for such Designated Securities which shall be disapproved by the Representatives for such Designated Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

              (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

              (c) Prior to 10:00 a.m., New York City time, on the New York Business Day (as defined in Section 14 hereof) next succeeding the date of this Underwriting Agreement and from time to time, including the New York Business Day next succeeding the date of any Pricing Agreement, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City as amended or supplemented in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;


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              (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earning statement of the Company (which need not be audited) complying with
Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

              (e) During the period beginning from the date of the Pricing Agreement for any Designated Securities and continuing to and including the later of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives, and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of the Representatives;

              (f) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Underwriting Agreement or the date of the applicable Pricing Agreement, as applicable, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

              (g) The Company will apply the net proceeds from the sale of any Designated Securities for the purposes set forth in the Prospectus as amended or supplemented to reflect the offering and sale of such Designated Securities.

       6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Underwriting Agreement, any Pricing Agreement, the Indenture, the Mortgage, any blue sky surveys, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any blue sky surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities and the First Mortgage Bonds; (vii) the fees and expenses of the Trustees and any agent of the Trustees and the fees and disbursements of counsel for the Trustees in connection with the Indenture, the Securities, the Mortgage and the First Mortgage Bonds; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6. It is understood, however, that, except as provided in this Section 6, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel and transfer taxes on resale of any of the Securities by them.


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       7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated
Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

              (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Underwriting Agreement or the date of such Pricing Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

              (b) Counsel for the Underwriters shall have furnished to the Representatives such written opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the matters covered in paragraphs
(iii), (iv), (v), (xiii) and (xvi) of subsection (c) below as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

              (c) Steven R. Sullivan, Esq., Vice President Regulatory Policy, General Counsel and Secretary of the Company or other counsel for the Company reasonably satisfactory to the Representatives shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

                     (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Missouri, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented; and the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect;

                     (ii) To such counsel's knowledge and other than as described in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject which, if determined adversely to the Company, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect; to such counsel's knowledge, no such proceedings are threatened by governmental authorities or others; there is no franchise, contract or other document of a character required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit (either thereto or to a document incorporated therein by reference), that is not described or filed as required; and the statements included or incorporated by reference in the Prospectus as amended or supplemented describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

              (iii) This Underwriting Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

              (iv) The Designated Securities have been duly authorized, executed, and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with the terms hereof and the Pricing Agreement, will constitute valid and legally binding obligations of the Company, except as may be limited by the Exceptions, and will be entitled to the benefit of the security afforded by the Indenture;

              (v) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, except as may be limited by the Exceptions; and the Indenture has been duly qualified under the Trust Indenture Act;

              (vi) The First Mortgage Bonds have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Mortgage Trustee and upon delivery in accordance with the terms of the Mortgage and the Indenture, will constitute valid and legally binding obligations of the Company, except as may be limited by the Exceptions, and will be entitled to the benefit of the security afforded by the Mortgage;

              (vii) The Mortgage (including the Supplemental Indenture relating to the First Mortgage Bonds) has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to provisions of the Mortgage being limited by the laws of the States of Missouri, Illinois or Iowa affecting the remedies for the enforcement of the security provided for therein, which laws do not, in such counsel's opinion, make inadequate remedies necessary for the realization of the benefits of such security and except as may be limited by the Exceptions; and the Mortgage has been duly qualified under the Trust Indenture Act;

              (viii) The issue of the First Mortgage Bonds and the issue and sale of the Designated Securities and the compliance by the Company with the provisions of the Designated Securities, the Indenture, the First Mortgage Bonds, the Mortgage, this Underwriting Agreement and the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, which would reasonably be expected to have a Material Adverse Effect, nor will such actions result in any violation of the provisions of the Restated

       Articles of Incorporation or By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties;

              (ix) Each of the Missouri Public Service Commission and the Illinois Commerce Commission has duly authorized the issue and sale of the Designated Securities by the Company and the issue of the First Mortgage Bonds by the Company pursuant to the Regulatory Orders; the Regulatory Orders are sufficient for the issue and sale of the Designated Securities by the Company as contemplated by this Underwriting Agreement and the issue of the First Mortgage Bonds by the Company as contemplated by the Mortgage and are in full force and effect; the Regulatory Order of the Missouri Public Service Commission is not subject to appeal or rehearing; the Designated Securities and the First Mortgage Bonds issued pursuant to the Regulatory Order of the Illinois Commerce Commission shall be valid and binding in accordance with their respective terms notwithstanding such Regulatory Order being later vacated, modified or otherwise held to be invalid by such Commission; no other consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body, including, without limitation, any regulatory body of the State of Iowa, is required for the issue and sale of the Designated Securities and the issue of the First Mortgage Bonds by the Company or the consummation by the Company of the transactions contemplated by this Underwriting Agreement or such Pricing Agreement or the Indenture or the Mortgage, except such as have been obtained under the Act and the Trust Indenture Act and except such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters (as to which such counsel need express no opinion);

              (x) The Company is not (i) in violation of its By-laws or Restated Articles of Incorporation or (ii) to such counsel's knowledge, in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of its properties may be bound;

              (xi) The Company is not an "investment company", as such term is defined in the Investment Company Act;

              (xii) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules and other financial data included or incorporated by reference therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

              (xiii) The Registration Statement, at its effective date, and the Prospectus as amended or supplemented, as of the date it was filed with the Commission, and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities, at their respective effective dates or respective dates of filing, as applicable (other than the financial statements and related schedules and other financial data included or incorporated by reference therein, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in subsection
       (xvi) of this Section 7(c) and those that relate to such counsel, such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial data included or incorporated by reference therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date and on the date of such opinion, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial data included or incorporated by reference therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Registration Statement has become, and as of the date of such opinion is, effective under the Act; any required filing of the Prospectus as amended or supplemented, pursuant to Rule 424(b) under the Act has been made in the manner and within the time period required by the applicable paragraph of such Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or, to the best knowledge of such counsel, threatened under Section 8 of the Act;

              (xiv) The delivery to the Trustee in the State of Missouri of the First Mortgage Bonds is effective to perfect the security interest in the First Mortgage Bonds on the date of such delivery and, assuming that the Trustee maintains possession of the First Mortgage Bonds in the State of Missouri, such security interest, insofar as it secures the related Designated Securities, is not subject to any present or future prior liens;

              (xv) Except as otherwise set forth in the Prospectus as amended or supplemented, the Company has such valid franchises, certificates of convenience and necessity, operating rights, licenses, permits, consents, approvals, authorizations and orders of governmental bodies, political subdivisions or regulatory authorities then obtainable, free from unduly burdensome restrictions, as are necessary for the acquisition, construction, ownership, maintenance and operation of the properties now owned by it and the conduct of the business now carried on by it as described in the

       Registration Statement and the Prospectus as amended or supplemented, with minor exceptions that, in the opinion of such counsel, do not interfere with the practical operation of the Company's business, and, to the best of such counsel's knowledge, the Company is not in default or violation thereof in any material respect and is carrying on its business in substantial compliance therewith and with all applicable federal, state and other laws and regulations that are material to the Company;

              (xvi) The statements set forth in the Prospectus as amended or supplemented with respect to the Designated Securities under the captions "Description of Senior Secured Debt Securities," "Description of First Mortgage Bonds" and "Description of Senior Secured Notes" insofar as they purport to constitute a summary of the terms of the Designated Securities are accurate summaries in all material respects;

              (xvii) The principal plants and other important units of property of the Company are held by the Company in fee simple or are located on real property held by the Company in fee simple, subject only to the lien of the Mortgage and to permitted and judgment liens as defined in the Mortgage, except that (a) a portion of the Osage plant reservoir, certain facilities at the Sioux plant, certain substations and most of the Company's transmission and distribution lines and gas mains are situated on lands occupied under leases, easements, franchises, licenses or permits; (b) the United States and/or State of Missouri own, or have or may have, paramount rights with respect to, certain lands lying in the bed of the Osage River or located between the inner and outer harbor lines of the Mississippi River, on which certain generating and other properties of the Company are located; and (c) the United States and/or State of Illinois and/or State of Iowa and/or city of Keokuk, Iowa, own, or have or may have, paramount rights with respect to, certain lands lying in the bed of the Mississippi River on which a portion of the Keokuk plant is located. Such counsel shall state that such exceptions do not in such counsel's opinion materially affect the title of the Company to its properties or its right to use its properties in connection with its business as presently conducted;

              (xviii) The Mortgage constitutes a valid and direct first lien on substantially all the properties and franchises of the Company not expressly excepted from the lien thereof, subject to permitted liens as defined in the Mortgage and judgment liens with respect to which cash in the amount thereof has been deposited with the Mortgage Trustee; provided that the lien of the Indenture on real property of the Company acquired after the date of recordation of the supplemental indenture dated March 5, 2003 in each county where the Company owns property or conducts business, with respect to properties in Illinois or Iowa, and after the date of filing such supplemental indenture with the Secretary of State of the State of Missouri, with respect to properties in Missouri, may not be effective in some cases against creditors or purchasers for value without notice whose rights to such property attach prior to the recording of the Supplemental Indenture;

              (xix) The statements in the Prospectus as amended or supplemented that are stated therein to have been made on the authority of such counsel have been reviewed by such counsel and, as to matters of law and legal conclusions, are correct; and

              (xx) No recordation, registration or filing of the Indenture or any supplemental indenture or instrument of further assurance is necessary in the States of

       Missouri, Illinois or Iowa to make effective the security interest intended to be created by the Indenture with respect to the First Mortgage Bonds.

       Such opinion shall also state that such counsel has no knowledge of any litigation, pending or threatened, that challenges the validity of the Designated Securities, the Indenture, the First Mortgage Bonds, the Mortgage or this Underwriting Agreement or the Pricing Agreement, or that seeks to enjoin the performance of the Company's obligations hereunder or thereunder or that might have a Material Adverse Effect except as disclosed in or contemplated by the Prospectus as amended or supplemented.

       Such counsel's opinion with respect to title of the Company to its properties and the rank of the lien of the Mortgage and the Supplemental Indenture shall state that with regard to such properties located in Illinois, it is based on consultations with Illinois counsel and may be, with regard to its properties owned in fee, based in whole or in part on title searches made on recent dates by title abstract companies, by other attorneys or real estate employees of an affiliate of the Company, and such counsel's opinion with regard to such other properties may be based in whole or in part on title examinations made and title opinions rendered at various times by other attorneys regarded by him as competent, and, with regard to all properties of the Company, upon his general familiarity with titles to properties of the Company; provided that such counsel's opinion is stated to be in reliance upon such title searches or opinions. Such counsel shall also state that such searches and opinions are satisfactory in scope and form to such counsel and that in such counsel's opinion, the Underwriters are justified in relying thereon. Copies of such title searches or opinions shall be furnished to counsel for the Underwriters upon their reasonable request.

       In rendering such opinion, such counsel may rely (i) as to factual matters, upon certificates or written statements from appropriate representatives of the Company or upon certificates of public officials, and
(ii) as to matters involving the application of the laws of the State of New York, upon the opinion of counsel for the Underwriters delivered to the Representatives pursuant to Section 7(b) hereof.

       Such counsel's opinion may further state that it is addressed to the Representatives and is rendered solely for their benefit and may not be relied upon in any manner by any other person (other than counsel for the Underwriters as to certain matters involving the application of the laws of the States of Missouri, Illinois and Iowa in its opinion to the Underwriters at the Time of Delivery) without such counsel's prior written consent.

       (d) On the date of the Pricing Agreement for such Designated Securities at a time prior to the execution of the Pricing Agreement with respect to such Designated Securities and at the Time of Delivery for such Designated Securities, PricewaterhouseCoopers LLP shall have furnished to the Representatives a letter, dated the date of such Pricing Agreement, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and in form and substance satisfactory to the Representatives;

       (e) (i) The Company shall not have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities (x) the Company has not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and (y) there shall not have been any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

       (f) On or prior to the Time of Delivery, the Representatives shall have received satisfactory evidence that the Designated Securities have received ratings of A- or higher by Standard & Poor's and A1 or higher by Moody's Investors Service, Inc., and that such ratings are in effect at the Time of Delivery;

       (g) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

       (h) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally by the Commission, the New York Stock Exchange or The Nasdaq Stock Market or any setting of minimum or maximum prices for trading thereon; (ii) a suspension or material limitation in trading in the Company's securities by the Commission, The New York Stock Exchange, the American Stock Exchange or The Nasdaq Stock Market; (iii) a general moratorium on commercial banking activities declared by Federal, New York State or Missouri State authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States; (iv) any outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any event specified in clause (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

       (i) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Underwriting Agreement or next succeeding the date of the Pricing Agreement, as applicable;

              (j) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as the Representatives may reasonably request; and

              (k) The Regulatory Orders shall be in full force and effect at the Time of Delivery.

       If any of the events specified in Sections 7(e), 7(g) or 7(h) hereof shall have occurred, the Pricing Agreement relating to the Designated Securities may be terminated by the Representatives on notice to the Company at any time on or prior to the Time of Delivery and upon such notice being given, the parties hereto and thereto shall be released and discharged from their respective obligations hereunder and thereunder (except for the liability of the Company pursuant to Sections 6 or 11 hereof and the obligations of the parties hereto and thereto pursuant to Section 8 hereof). Notwithstanding any such termination, the provisions of Sections 6, 8, 10, 11, 12, 13 and 15 hereof shall remain in full force and effect.

       8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement (or, in the case of any action arising out of the issuance and sale of the Securities, in any prior registration statement to which the Prospectus, as a combined prospectus under Rule 429 under the Act, relates), the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities.

              (b) Each Underwriter severally and not jointly will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

              (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in any such action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of any such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

              (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

              (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

       9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Underwriting Agreement shall include any person substituted under this Section 9 with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

              (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

              (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

       10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Underwriting Agreement or made by or on behalf of them, respectively, pursuant to this Underwriting Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

       11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Sections 6 and 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 8 hereof.

       12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

       All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

       13. This Underwriting Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Underwriting Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

       14. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business. As used herein, "New York Business Day" shall mean any day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

       15. This Underwriting Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

       16. This Underwriting Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

       If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof.

                                         Very truly yours,

                                         Union Electric Company
                                         d/b/a AmerenUE

                                         By: /s/ Jerre E. Birdsong
                                             -----------------------------------
                                             Name: Jerre E. Birdsong
                                             Title: Vice President and Treasurer

Accepted as of the date hereof:

Banc One Capital Markets, Inc.



By: /s/ Robert Nordlinger
    ---------------------------------------
    Name:  Robert Nordlinger
    Title: Managing Director



Lehman Brothers Inc.



By: /s/ Gregory J. Hall
    ---------------------------------------
    Name:  Gregory J. Hall
    Title: Managing Director

                                                                         ANNEX I


                                PRICING AGREEMENT

                                                                          [Date]

Banc One Capital Markets, Inc.
1 Bank One Plaza
Chicago, Illinois 60670

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019


Ladies and Gentlemen:

       Union Electric Company d/b/a AmerenUE, a Missouri corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated __________, 2003 (the "Underwriting Agreement"), between the Company on the one hand and Banc One Capital Markets, Inc. and Lehman Brothers Inc., as the several underwriters on the other hand (the "Underwriters"), to issue and sell to the Underwriters the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

       An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

       Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

       If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company.

                                        Very truly yours,

                                        Union Electric Company
                                        d/b/a AmerenUE

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

Accepted as of the date hereof:

Banc One Capital Markets, Inc.



By:
    --------------------------------
    Name:
    Title:



Lehman Brothers Inc.



By:
    --------------------------------
    Name:
    Title:

                                   SCHEDULE I

                                                              Principal
                                                              Amount of
                                                              Designated
                                                              Securities
                                                                to be
                  Underwriter                                 Purchased
                  -----------                                 ---------

                                                         $





                  Total .............................    ----------------
                                                         $
                                                         ================

                                   SCHEDULE II

Title of Designated Securities:       % Senior Secured Notes due 20

Aggregate principal amount:

         $

Price to Public:

       % of the principal amount of the Designated Securities, plus accrued interest[, if any,] from to [and accrued amortization[, if any,]
       from        to        ]

Purchase Price by Underwriters:

       % of the principal amount of the Designated Securities, plus accrued interest from to [and accrued amortization [, if any,]
       from        to        ]

Form of Designated Securities:

       Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Underwriters at least twenty-four hours prior to the Time of Delivery at the offices of DTC in New York, New York or its designated custodian.

Specified funds for payment of purchase price:

       Federal (same day) funds

Time of Delivery:

       a.m. (New York City time),

First Mortgage Bonds:

Supplemental Indenture relating to First Mortgage Bonds:

Maturity:

Interest Rate:

       [ %] [Zero Coupon] [See Floating Rate Provisions]

Interest Payment Dates:

       [months and dates, commencing ....................., 20..]

Redemption Provisions:

       [No provisions for redemption]

       [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount of [$ ] or an integral multiple thereof,

       [on or after , at the following redemption prices (expressed in percentages of principal amount). If [redeemed on or before , %, and if] redeemed during the 12-month period beginning ,

                                                 Redemption
               Year                                Price
               ----                                -----




       and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

       [on any interest payment date falling on or after , , at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]]

       [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

       [Restriction on refunding]

Sinking Fund Provisions:

       [No sinking fund provisions]

       [The Designated Securities are entitled to the benefit of a sinking fund to retire [$ ] principal amount of Designated Securities on in each of the years through at 100% of their principal amount plus accrued interest[, together with [cumulative] [noncumulative] redemptions at the option of the Company to retire an additional [$ ] principal amount of Designated Securities in the years through at 100% of their principal amount plus accrued interest.]

       [IF DESIGNATED SECURITIES ARE EXTENDABLE DEBT SECURITIES, INSERT--

Extendable provisions:

       Designated Securities are repayable on , [insert date and years], at the option of the holder, at their principal amount with accrued interest. The initial annual interest rate will be %, and thereafter the annual interest rate will be adjusted on , and to a rate not less than % of the effective annual interest rate on U.S. Treasury obligations with -year maturities as of the [insert date 15 days prior to maturity date] prior to such [insert maturity date].]

      [IF DESIGNATED SECURITIES ARE FLOATING RATE DEBT SECURITIES, INSERT--

Floating rate provisions:

       Initial annual interest rate will be % through [and thereafter will be adjusted [monthly] [on each , , and ] [to an annual rate of % above the average rate for -year [month][securities][certificates of deposit] issued by and [insert names of banks].] [and the annual interest rate [thereafter] [from through ] will be the interest yield equivalent of the weekly average per annum market discount rate for -month Treasury bills plus % of Interest Differential (the excess, if any, of (i) the then current weekly average per annum secondary market yield for -month certificates of deposit over (ii) the then current interest yield equivalent of the weekly average per annum market discount rate for -month Treasury bills); [from and thereafter the rate will be the then current interest yield equivalent plus % of Interest Differential].]

Defeasance provisions:



Closing location for delivery of Designated Securities:

         New York, New York



Additional Closing Conditions:

 [Other Terms]*:








--------
* A description of particular tax, accounting or other unusual features (such as the addition of event risk provisions) of the Designated Securities should be set forth, or referenced to an attached and accompanying description, if necessary, to ensure agreement as to the terms of the Designated Securities to be purchased and sold. Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.

                                                                        ANNEX II

       Pursuant to Section 7(e) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

              (i) They are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable rules and regulations adopted by the Commission;

              (ii) In their opinion, the financial statements and financial statement schedules audited by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related rules and regulations;

              (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference into the Prospectus;

              (iv) The unaudited selected financial information with respect to the results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

              (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

              (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company, inspection of the minute books of the Company since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                     (A) (i) the unaudited condensed statements of income,
              balance sheets and statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations adopted by the Commission, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

                     (B) any other unaudited income statement data and balance
              sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                     (C) the unaudited financial statements which were not
              included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                     (D) any unaudited pro forma consolidated condensed
              financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations adopted by the Commission thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                     (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the long-term debt of the Company, or any decreases in net current assets or stockholder's equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                     (F) for the period from the date of the latest financial
              statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in net revenues or operating profit or the total or per share amounts of net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

              (vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

       All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.




                                      II-3